UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

Solera National Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-53181	02-0774841
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

319 S. Sheridan Blvd.

Lakewood, CO 80226

303-209-8600

(Address and telephone number of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On September 13, 2010, Solera National Bancorp, Inc. (the “Company”) announced that it will present at the Rodman & Renshaw Annual Global Investment Conference (Community & Regional Bank Track) on Wednesday, September 15, 2010 at 11:15 a.m. EDT in New York City.  A live webcast of the presentation will be available at http://www.wsw.com/webcast/rrshq18/slrk.  The presentation will be archived for 90 days.  The presentation will also be available on the Company’s website at www.solerabank.com.

A copy of the press release issued by the Company on September 13, 2010 announcing the Company’s participation at the conference is attached as Exhibit 99.1 and incorporated herein by this reference.  A copy of the presentation to be given at the conference is attached as Exhibit 99.2 and incorporated herein by this reference.

The presentation contains forward-looking statements about the Company’s relative business outlook. These forward-looking statements and all other statements contained in or made during the presentation that do not concern historical facts are subject to risks and uncertainties that may materially affect actual results.  Specific forward-looking statements include, but are not limited to, any indications regarding the financial services industry, the economy and future growth of the Company’s balance sheet or income statement.  A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall expressly be set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit 99.1                       Press Release, dated September 13, 2010, issued by Solera National Bancorp, Inc.

Exhibit 99.2                       Solera National Bancorp, Inc. Power Point Presentation, September 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera National Bancorp, Inc.
(Registrant)

Date: September 13, 2010	By:	/s/ Robert J. Fenton
	Name:	Robert J. Fenton
	Title:	Executive Vice President and Chief Financial Officer